Property	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Property

The total cost of property and accumulated depreciation were as follows as of December 31:

	2011	2010
Land	$ 1,714,700	$ 1,714,700
Buildings and improvements	6,449,078	6,429,803
Rental trucks	140,093	140,093
Total	8,303,871	8,284,596

Less accumulated depreciation	(6,544,843)	(6,531,747)

Property - net	$ 1,759,028	$ 1,752,849